ACCOUNTS PAYABLE AND EQUIPMENT PROJECT PAYABLES - Schedule of Accounts Payable and Equipment Project Payables (Details) - Nonrelated party - USD ($) $ in Millions	Mar. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Supplier Finance Program [Line Items]
Trade payables	$ 4,330	$ 4,701	$ 4,234
Supply chain finance programs	1,672	1,642	2,521
Equipment project payables	1,039	1,096	1,167
Non-income based tax payables	468	461	431
Accounts payable and equipment project payables	$ 7,509	$ 7,900	$ 8,353